UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2023, Faraday Future Intelligent Electric Inc. (the “Company”) entered into that certain Amendment No. 7 to Securities Purchase Agreement (“Amendment No. 7”) with FF Simplicity Ventures LLC (“FF Simplicity”), a Delaware limited liability company, as administrative agent, collateral agent and purchaser, Senyun International Ltd. (“Senyun”), as purchaser, and FF Prosperity Ventures LLC (“FF Prosperity”), a Delaware limited liability company, as purchaser, which amends that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Limited Consent, dated as of November 8, 2022, that certain Letter Agreement, dated as of December 28, 2022, that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023, and that certain Amendment No. 6, dated as of February 3, 2023 (the “Existing SPA” and, as further amended by Amendment No. 7, the “SPA”)). Please refer to the Current Reports on Form 8-K that were filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2022, September 26, 2022, October 25, 2022, November 8, 2022, December 29, 2022, January 31, 2023 and February 6, 2023 for a description of the key terms of the Existing SPA, which is incorporated herein by reference.

Pursuant to Amendment No. 7, the Company, Senyun, FF Prosperity and FF Simplicity agreed to amend the funding timeline of certain Tranche C Notes (as defined in the SPA), and FF Simplicity agreed to purchase additional Tranche B Notes (as defined in the SPA) in accordance with Section 2.1(f) of the SPA.

Under the amended funding timeline, (i) Senyun agreed to purchase (a) $10.0 million in principal amount of Tranche C Notes (amended to include an additional original issue discount of four percent (4%), which additional original issue discount shall not impact the Interest Make-Whole Amount in such Tranche C Notes) no later than one business day (amended from five business days) after the effectiveness of the Company’s registration statement on Form S-1 (File No. 333-269729) (the “Registration Statement”) and receipt of Shareholder Approval (as defined in the SPA) (for which the Company filed a definitive proxy statement on March 2, 2023 for a special meeting of stockholders to be held on March 30, 2023), subject to the filing by the Company of a current report on Form 8-K disclosing the Shareholder Approval, and (b) $15.0 million in principal amount of Tranche C Notes no later than five business days after the effectiveness of the Registration Statement and receipt of Shareholder Approval (for which the Company filed a definitive proxy statement on March 2, 2023 for a special meeting of stockholders to be held on March 30, 2023), and (ii) FF Prosperity agreed to purchase the remaining aggregate principal amount of the Tranche C Notes equal to 50% of FF Prosperity’s commitment in respect of Tranche C Notes (amended to include an additional original issue discount of four percent (4%), which additional original issue discount shall not impact the Interest Make-Whole Amount in such Tranche C Notes) no later than one business day (amended from five business days) after the effectiveness of the Registration Statement and receipt of Shareholder Approval (for which the Company filed a definitive proxy statement on March 2, 2023 for a special meeting of stockholders to be held on March 30, 2023), subject to the filing by the Company of a current report on Form 8-K disclosing the Shareholder Approval.

Pursuant to Amendment No. 7 and in accordance with Section 2.1(f) of the SPA, FF Simplicity further agreed to purchase, on or prior to March 27, 2023, $5.0 million in principal amount of Tranche B Notes subject to an additional original issue discount of six percent (6%) (which additional original issue discount shall not impact the Interest Make-Whole Amount in such Tranche B Notes). Such notes were originally permitted to be purchased on or prior to April 21, 2023.

The Company also agreed to reimburse each of Senyun and FF Simplicity up to $20,000 each for reasonable and documented out-of-pocket legal expenses incurred in connection with Amendment No. 7.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance of these notes to Senyun, FF Prosperity and FF Simplicity were made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include among other things, statements regarding the parties’ commitments under Amendment No. 7, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the ability of the Company to close on the financings described in this Form 8-K, whether the Company’s Amended Shareholder Agreement with FF Top Holding LLC complies with Nasdaq listing requirements, the market performance of the Company’s Common Stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statements on Form S-1 filed on March 20, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	Amendment No. 7 to Securities Purchase Agreement, dated March 23, 2023, by and among Faraday Future Intelligent Electric Inc., FF Simplicity Ventures LLC, Senyun International Ltd., and FF Prosperity Ventures LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: March 23, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer

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